Supplement dated September 23, 2022

to the Prospectus, Initial Summary Prospectus, and Updating Summary Prospectus
dated May 1, 2022, as supplemented, for

C.M. Life Electrum SelectSM

Issued by C.M. Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement amends certain information in the above referenced prospectus:

Effective August 29, 2022, The Vanguard Group, Inc. was added as an investment adviser to the Vanguard VIF High-Yield Bond Portfolio.

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.massmutual.com/contact-us, or call our Administrative Office at (800) 665-2654, 8 a.m.–5 p.m. Eastern Time.

For more information about the fund, read the fund prospectus. Prospectuses are available on our website at www.massmutual.com.

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